EXHIBIT 3.8

                                                  AS AMENDED THROUGH
                                                  MARCH 3, 1998


                                   BYLAWS

                                     OF

                       CARRINGTON LABORATORIES, INC.



                                ARTICLE ONE

                                  OFFICES

        The Corporation may have, in addition to its registered office in the State of Texas, such other offices and places of business at such locations, both within and without the State of Texas, as the Board of Directors may from time to time determine or the business and affairs of the Corporation may require.


                                ARTICLE TWO

                           SHAREHOLDERS' MEETINGS

        Section 1. Annual Meetings. An annual meeting of the shareholders, commencing with the year 1989, shall be held at such time and place, and on such date during the month of March, April or May of each year, as shall be determined by or in the manner authorized by the Board of Directors. At each annual meeting, the shareholders shall elect a board of directors and transact such other business as may properly be brought before the meeting.

        Section   2.    Special  Meetings.    Special  meetings  of  the
   shareholders, for any purpose or purposes, unless otherwise prescribed by statute, the Articles of Incorporation or these Bylaws, may be called by the Chairman of the Board, the President, the Board of Directors or the holders of at least ten (10) percent of all the shares entitled to vote at the proposed special meeting, unless the Articles of Incorporation provide for a number of shares greater than or less than ten (10) percent, but not greater than fifty (50) percent, in which event special meetings of the shareholders may be called by the holders of at least the percentage of shares so specified in the Articles of Incorporation. Only business within the purpose or purposes described in the notice of special meeting of shareholders may be conducted at the meeting.

        Section 3. Place of Meetings. Meetings of shareholders shall be held at such places, within or without the State of Texas, as may from time to time be fixed by the Board of Directors or as shall be specified or fixed in the respective notices or waivers of notice thereof.
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        Section  4.  Voting List.  The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the
   meeting.    The  original  stock  transfer books shall be prima facie
   evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

        Section 5. Notice of Meetings. Written or printed notice stating the place, day and hour of each meeting of the shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary or the body, officer or person calling the meeting, to each shareholder of record entitled to vote at the meeting.

        Section 6. Quorum and Act of Shareholders. With respect to any meeting of shareholders, a quorum shall be present for any matter to be presented at that meeting if the holders of a majority of the shares entitled to vote at the meeting are represented at the meeting in person or by proxy, unless otherwise provided in the Articles of Incorporation in accordance with applicable law. Unless otherwise provided in the Articles of Incorporation or these Bylaws, the shareholders represented in person or by proxy at a meeting of shareholders at which a quorum is not present may adjourn the meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at that meeting. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally convened.

             With respect to any matter, other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by statute, the Articles of Incorporation or these Bylaws, the act of the shareholders shall be the affirmative vote of the holders of a majority of the shares entitled to vote on, and voted for or against, that matter at a meeting of shareholders at which a quorum is present. Unless otherwise provided in the Articles of Incorporation or these Bylaws, once a quorum is present at a meeting of shareholders the shareholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any shareholder or the refusal of any shareholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting.

        Section 7. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except as and to the extent otherwise provided by statute or by the Articles of Incorporation. At any meeting of the shareholders, every shareholder having the right to vote shall be entitled to vote either in person or by proxy executed in writing by such shareholder. A telegram, telex, cablegram or similar transmission by the shareholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing for purposes of this Section.

             No  proxy  shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Proxies coupled with an interest include the appointment as proxy of: (1) a pledgee; (2) a person who purchased or agreed to purchase, or owns or holds an option to purchase, the shares; (3) a creditor of the Corporation who extended it credit under terms requiring the appointment; (4) an employee of the Corporation whose employment contract requires the appointment; or (5) a party to a voting agreement created under Section B, Article 2.30 of the Texas Business Corporation Act. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting.

        Section 8. Action Without a Meeting. Any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the shareholders entitled to vote with respect to the subject matter thereof.

        Section 9. Telephone Meetings. Subject to the provisions of applicable law and these Bylaws regarding notice of meetings, shareholders may, unless otherwise restricted by the Articles of Incorporation or these Bylaws, participate in and hold a meeting by using conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except when a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

        Section 10. Notice of Shareholder Business. At a meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must (a) be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or by or at the direction of the shareholders calling the meeting pursuant to Section 2 of this Article Two, (b) otherwise be properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise (i) be properly requested to be brought before the meeting by a shareholder of record entitled to vote in the election of directors generally, and (ii) constitute a proper subject to be brought before such meeting.

             Any shareholder who intends to bring any matter (other than the election of directors) before a meeting of shareholders and is entitled to vote on such matter must deliver written notice of such shareholder's intent to bring such matter before the meeting of shareholders, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation. Such notice must be received by the Secretary not later than the following dates:
   (A) with respect to an annual meeting of shareholders, 60 days in advance of such meeting if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous year's annual meeting, or 90 days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (B) with respect to any other meeting of shareholders, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting of shareholders (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business,
   (3) the class and number of shares of the Corporation which are owned by the shareholder and (4) any material interest of the shareholder in such business.

             No business shall be conducted at a meeting of shareholders except in accordance with the procedures set forth in this Section


   10. If any business proposed to be brought before a meeting is not a proper subject for the meeting or was not properly brought before the meeting in accordance with the provisions of this Section 10, the chairman of the meeting shall so declare to the meeting, and such business shall not be conducted.


                               ARTICLE THREE

                             BOARD OF DIRECTORS

        Section 1. Management of the Corporation. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Articles of Incorporation or these Bylaws directed or required to be exercised or done by the shareholders.

        Section 2. Number; Qualifications; Chairman. The Board of Directors shall consist of not less than five (5) and not more than nine (9) directors, and the exact number of directors which shall constitute the Board of Directors shall be fixed from time to time by resolution of the Board; provided, however, that no decrease in the number of directors constituting the Board shall have the effect of shortening the term of any incumbent director. None of the directors need be shareholders of the Corporation or residents of the State of Texas.

             The directors, other than those who may be elected by the holders of shares of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of any resolution or resolutions providing for the issuance of such stock adopted by the Board, shall be classified, with respect to the time for which they severally hold office, into three classes with, as nearly as possible, an equal number of directors in each class. If at any time the number of directors constituting the Board of Directors, as fixed by resolution of the Board, is not evenly divisible by three, then, subject to the requirements of the immediately preceding sentence, the Board shall determine the number of directors that each class of directors shall comprise; provided, however, that this sentence shall not empower the Board of Directors to change the term of any incumbent director.

             At the 1992 annual meeting of shareholders, the shareholders shall elect that number of directors constituting the entire Board, divided into three classes with terms expiring, respectively, at the 1993, 1994 and 1995 annual meetings of shareholders. At the 1993 annual meeting of shareholders, and at each annual meeting of shareholders thereafter, the shareholders shall elect the successors of the class of directors whose term expires at such meeting, to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.

             In each election of directors, the persons receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected. Each director elected shall hold office for the term for which he is elected and until his successor is elected and qualified or until his earlier death, resignation, disqualification or removal from office.

             At its first meeting following each annual meeting of shareholders, the Board of Directors shall elect one of its members as the Chairman of the Board. The person so elected shall serve as chairman of the Board of Directors and shall preside when present at meetings of the shareholders and of the Board of Directors. In addition to the powers and duties prescribed by these Bylaws, the Chairman of the Board shall have such other powers and perform such other duties as are delegated or assigned to him from time to time by the Board of Directors or the Executive Committee. The Chairman of the Board shall not be deemed to be an officer of the Corporation.

        Section 3. Notification of Nominations. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Any shareholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such shareholder's intent to make such nominations is given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders.

             Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
   (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the written consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

        Section 4. Removal; Filling of Vacancies. Any or all of the directors may be removed, but only for cause, at any meeting of shareholders called expressly for that purpose, by the affirmative vote, in person or by proxy, of the holders of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors, resulting from the death, resignation, retirement, disqualification or removal from office of any director, or otherwise than as the result of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or may be filled by election at any annual or special meeting of the shareholders called for that purpose. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

             A directorship to be filled by reason of any increase in the number of directors may be filled by the Board of Directors for a term of office continuing only until the next election of one (1) or more directors by the shareholders, or may be filled by election at any annual or special meeting of the shareholders called for that purpose; provided that the Board of Directors may not fill more than two (2) such directorships during the period between any two (2) successive annual meetings of shareholders.

        Section  5.    Place  of  Meetings.    Meetings  of the Board of
   Directors, annual, regular or special, may be held either within or without the State of Texas.

        Section 6. Annual Meetings. The first meeting of each newly elected Board of Directors shall be held for the purpose of organization and the transaction of any other business, without notice, immediately following the annual meeting of shareholders, and at the same place, unless by unanimous consent of the directors then elected and serving such time or place shall be changed.

        Section 7. Regular Meetings. Regular meetings of the Board of Directors, of which no notice shall be necessary, shall be held at such times and places as may be fixed from time to time by resolution adopted by the Board and communicated to all directors. Except as otherwise provided by statute, the Articles of Incorporation or these Bylaws, any and all business may be transacted at any regular meeting.

        Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on twenty-four (24) hours' notice to each director, either personally or by mail or by telegram. Special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two (2) directors. Except as may be otherwise expressly provided by statute or by the Articles of Incorporation or by these Bylaws, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

        Section 9. Quorum and Manner of Acting. At all meetings of the Board of Directors the presence of a majority of the number of directors fixed by or in the manner provided in these Bylaws shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by statute, the Articles of Incorporation or these Bylaws. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by statute, the Articles of Incorporation or these Bylaws, in which case the act of such greater number shall be requisite to constitute the act of the Board. If a quorum shall not be present at any meeting of the directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. At any such adjourned meeting any business may be transacted that might have been transacted at the meeting as originally convened.

        Section 10. Action Without a Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

        Section 11. Telephone Meetings. Subject to the provisions of applicable law and these Bylaws regarding notice of meetings, members of the Board of Directors or members of any committee designated by such Board may, unless otherwise restricted by the Articles of Incorporation or these Bylaws, participate in and hold a meeting of such Board of Directors or committee by using conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except when a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

        Section 12. Interested Directors and Officers. An otherwise valid contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other domestic or foreign corporation or other entity in which one or more of the Corporation s directors or officers are directors or officers or have a financial interest, shall be valid notwithstanding whether the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, and notwithstanding whether his vote is counted for such purpose, if any one of the following is satisfied: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the c o n tract or transaction are disclosed or are known to the s h a reholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

        Section 13. Directors' Compensation. The Board of Directors shall have authority to determine, from time to time, the amount of compensation, if any, which shall be paid to its members for their services as directors and as members of standing or special committees. The Board of Directors shall also have power in its discretion to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors as such, special compensation appropriate to the value of such services as determined by the Board of Directors from time to time. Nothing herein contained shall be construed to preclude any director from s e rving the Corporation in any other capacity and receiving compensation therefor.

        Section 14. Advisory Directors. The Board of Directors may appoint such number of advisory directors as it shall from time to time determine. Each advisory director appointed shall hold office for the term for which he is elected or until his earlier death, resignation, retirement or removal by the Board of Directors. The advisory directors shall attend and be present at the meetings of the Board of Directors, although a meeting of the Board of Directors may be held without notice to the advisory directors and the advisory directors shall not be considered in determining whether a quorum of the Board of Directors is present. The advisory directors shall advise and counsel the Board of Directors on the business and operations of the Corporation as requested by the Board of Directors; however, the advisory directors shall not be entitled to vote on any matter presented to the Board of Directors.


                                ARTICLE FOUR

                                  NOTICES

        Section 1. Manner of Giving Notice. Whenever under the provisions of the statutes, the Articles of Incorporation or these Bylaws, notice is required to be given to any committee member, director or shareholder of the Corporation, and no provision is made as to how such notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given in writing by mail, postage prepaid, addressed to such member, director or shareholder at his address as it appears on the records or (in the case of a shareholder) the stock transfer books of the Corporation. Any notice required or permitted to be given by mail shall be deemed to be delivered when the same shall be thus deposited in the United States mail, as aforesaid.

        Section 2. Waiver of Notice. Whenever any notice is required to be given to any committee member, director or shareholder of the Corporation under the provisions of the statutes, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of a director at a meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        Section 3. When Notice Not Required. Any notice required to be given to any shareholder under any provision of the statutes, the Articles of Incorporation or these Bylaws need not be given to the shareholder if: (1) notice of two (2) consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (2) all (but in no event less than two (2)) payments (if sent by first class mail) of distributions or interest on securities during a twelve (12)-month period have been mailed to that person, addressed at his address as shown on the records of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given and, if the action taken by the Corporation is reflected in any articles or document filed with the Secretary of State, those articles or that document may state that notice was duly given to all persons to whom notice was required to be given. If such a person delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.


                                ARTICLE FIVE

                            EXECUTIVE COMMITTEE

        Section 1. Constitution and Powers. The Board of Directors, by resolution adopted by affirmative vote of a majority of the number of directors fixed by or in the manner provided in these Bylaws, may designate one (1) or more directors (with such alternates, if any, as may be deemed desirable) to constitute an Executive Committee, which Executive Committee shall have and may exercise, when the Board of Directors is not in session, all the authority and powers of the Board of Directors in the business and affairs of the Corporation, even though such authority and powers be herein provided or directed to be exercised by a designated officer of the Corporation; provided, however, that the Executive Committee shall not have the authority of the Board of Directors (a) to amend the Articles of Incorporation, except that the Executive Committee may, to the extent provided in the resolution designating that committee or in the Articles of Incorporation or these Bylaws, exercise the authority of the Board of Directors vested in it in accordance with Article 2.13 of the Texas Business Corporation Act relating to the issuance of certain shares;
   (b)  to propose a reduction of the stated capital of the Corporation;
   (c) to approve a plan of merger or share exchange of the Corporation;
   (d) to recommend to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the
   Corporation otherwise than in the usual and regular course of its business; (e) to recommend to the shareholders a voluntary dissolution of the Corporation or revocation thereof; (f) to amend, alter or repeal the Bylaws of the Corporation or adopt new Bylaws of the Corporation; (g) to fill vacancies in the Board of Directors; (h) to fill vacancies in or designate alternate members of the Executive Committee; (i) to fill any directorship to be filled by reason of an increase in the number of directors; (j) to elect or remove officers of the Corporation or members or alternate members of the Executive Committee; (k) to fix the compensation of any member or alternate member of the Executive Committee; (l) to alter or repeal any resolution of the Board of Directors that by its terms provides that it shall not be so amendable or repealable; or (m) unless the resolution designating the Executive Committee, the Articles of Incorporation or these Bylaws expressly so provide, to authorize a distribution or the issuance of shares of the Corporation.

             T h e designation of the Executive Committee and the delegation thereto of authority shall not operate to relieve the Board of Directors or any member thereof of any responsibility imposed upon it or him by law. So far as practicable, members of the Executive Committee and their alternates (if any) shall be appointed by the Board of Directors at its first meeting after each annual meeting of shareholders and, unless sooner discharged by affirmative vote of a majority of the number of directors fixed by or in the manner provided in these Bylaws, shall hold office until their respective successors are appointed and qualify or until their earlier respective deaths, resignations, retirements or disqualifications.

        Section 2. Meetings. Regular meetings of the Executive Committee, of which no notice shall be necessary, shall be held at such times and places as may be fixed from time to time by resolution adopted by affirmative vote of a majority of the whole Committee and communicated to all the members thereof. Special meetings of the Executive Committee may be called by the Chairman of the Board, the President or any two (2) members thereof at any time on twenty-four
   (24) hours' notice to each member, either personally or by mail or telegram. Except as may be otherwise expressly provided by statute, the Articles of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the Executive Committee need be specified in the notice or waiver of notice of such meeting.

             A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of the Executive Committee. The members of the Executive Committee shall act only as a committee, and the individual members shall have no power as such. The Committee, at each meeting thereof, may designate one of its members to act as chairman and preside at the meeting or, in its discretion, may appoint a chairman from among its members to preside at all its meetings held during such period as the Committee may specify.

        Section 3. Records. The Executive Committee shall keep a record of its acts and proceedings and shall report the same, from time to time, to the Board of Directors. The Secretary of the Corporation, or, in his absence, an Assistant Secretary, shall act as secretary of the Executive Committee, or the Committee may, in its discretion, appoint its own secretary.

        Section 4. Vacancies. Any vacancy in the Executive Committee may be filled by affirmative vote of a majority of the number of directors fixed by or in the manner provided in these Bylaws.


                                ARTICLE SIX

                 OTHER COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors may, by resolution adopted by affirmative vote of a majority of the number of directors fixed by or in the manner provided in these Bylaws, designate one or more directors (with such alternates, if any, as may be deemed desirable) to constitute another committee or committees for any purpose. Any such committee, to the extent so provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise the authority of the Board of Directors, subject to any limitations imposed by statute, the Articles of Incorporation, or these Bylaws. Any such committee that is not granted the power to exercise any authority of the Board of Directors shall have and may exercise only the power of recommending action to the Board of Directors (and/or the Executive Committee, if any) and of carrying out and implementing any instructions or any policies, plans and programs theretofore approved, authorized and adopted by the Board of Directors or the Executive Committee.


                               ARTICLE SEVEN

                      OFFICERS, EMPLOYEES AND AGENTS;
                             POWERS AND DUTIES

        Section 1. Elected Officers. The elected officers of the Corporation shall be a President, such number of Vice Presidents as may be determined from time to time by the Board (and in the case of each such Vice President, with such descriptive title, if any, as the Board of Directors shall deem appropriate), a Secretary and a Treasurer. None of the elected officers need be a member of the Board of Directors.

        Section  2.    Election.   So far as is practicable, all elected
   officers shall be elected by the Board of Directors at its first meeting after each annual meeting of shareholders.

        Section 3. Appointive Officers. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and assistant officers and agents (none of whom need be a member of the Board) as it shall from time to time deem necessary, who shall exercise such powers and perform such duties as shall be set forth in these Bylaws or determined from time to time by the Board or by the Executive Committee.

        Section 4. Two or More Offices. Any two (2) or more offices may be held by the same person.

        Section 5. Compensation. The compensation of all officers of the Corporation shall be fixed from time to time by the Board of Directors or the Executive Committee. The Board of Directors or the Executive Committee may from time to time delegate to the President the authority to fix the compensation of any or all of the other officers of the Corporation.

        Section 6. Term of Office; Removal; Filling of Vacancies. Each elected officer of the Corporation shall hold office until his successor is chosen and qualified in his stead or until his earlier death, resignation, retirement, disqualification or removal from office. Each appointive officer shall hold office at the pleasure of the Board of Directors without the necessity of periodic reappointment. Any officer or agent elected or appointed by the Board of Directors may be removed at any time by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

        Section 7. President. The President shall be the chief executive officer of the Corporation and, subject to the provisions of these Bylaws, shall have general supervision of the affairs of the Corporation and shall have general and active control of all its business. In the event of the absence or disability of the Chairman of the Board, the President shall preside when present at meetings of the shareholders and of the Board of Directors. He shall have power and general authority to execute bonds, deeds and contracts in the name of the Corporation and to affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require and to fix their compensation, subject to the provisions of these Bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the President; and in general to exercise all the powers usually appertaining to the office of president of a corporation, except as otherwise provided by statute, the Articles of Incorporation or these Bylaws. In the event of the absence or disability of the President, his duties shall be performed and his powers may be exercised by the Vice Presidents in the order of their seniority, unless otherwise determined by the President, the Executive Committee or the Board of Directors.

        Section 8. Vice Presidents. Each Vice President shall generally assist the President and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the President, the Executive Committee or the Board of Directors.

        Section 9. Secretary. The Secretary shall see that notice is given of all meetings of the shareholders and special meetings of the Board of Directors and shall keep and attest true records of all proceedings at all meetings thereof. He shall have charge of the corporate seal and have authority to attest any and all instruments or writings to which the same may be affixed. He shall keep and account for all books, documents, papers and records of the Corporation except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates and shall generally perform all duties usually appertaining to the office of secretary of a corporation. In the event of the absence or disability of the Secretary, his duties shall be performed and his powers may be exercised by the Assistant Secretaries in the order of their seniority, unless otherwise determined by the Secretary, the President, the Executive Committee or the Board of Directors.

        Section 10. Assistant Secretaries. Each Assistant Secretary shall generally assist the Secretary and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the Secretary, the President, the Executive Committee or the Board of Directors.

        Section 11. Treasurer. The Treasurer shall be the chief accounting and financial officer of the Corporation and shall have active control of and shall be responsible for all matters pertaining to the accounts and finances of the Corporation. He shall audit all payrolls and vouchers of the Corporation and shall direct the manner of certifying the same; shall supervise the manner of keeping all vouchers for payments by the Corporation and all other documents relating to such payments; shall receive, audit and consolidate all operating and financial statements of the Corporation and its various departments; shall have supervision of the books of account of the Corporation, their arrangement and classification; shall supervise the accounting and auditing practices of the Corporation and shall have charge of all matters relating to taxation.

             The Treasurer shall have the care and custody of all monies, funds and securities of the Corporation; shall deposit or cause to be deposited all such funds in and with such depositories as the Board of Directors or the Executive Committee shall from time to time direct or as shall be selected in accordance with procedures established by the Board of Directors or the Executive Committee; shall advise upon all terms of credit granted by the Corporation; shall be responsible for the collection of all its accounts and shall cause to be kept full and accurate accounts of all receipts and disbursements of the Corporation. He shall have the power to endorse for deposit or collection or otherwise all checks, drafts, notes, bills of exchange and other commercial paper payable to the
   Corporation and to give proper receipts or discharges for all payments to the Corporation. The Treasurer shall generally perform all duties usually appertaining to the office of treasurer of a corporation. In the event of the absence or disability of the
   Treasurer,  his  duties  shall  be  performed  and  his powers may be exercised by the Assistant Treasurers in the order of their seniority, unless otherwise determined by the Treasurer, the President, the Executive Committee or the Board of Directors.

        Section 12. Assistant Treasurers. Each Assistant Treasurer shall generally assist the Treasurer and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the Treasurer, the President, the Executive Committee or the Board of Directors.

        Section 13. Additional Powers and Duties. In addition to the foregoing especially enumerated duties, services and powers, the several elected and appointed officers of the Corporation shall perform such other duties and services and exercise such further powers as may be provided by statute, the Articles of Incorporation or these Bylaws, or as the Board of Directors or the Executive Committee may from time to time determine or as may be assigned to them by any competent superior officer.

        Section 14. Titles of Non-Officer Employees. The President of the Corporation shall have the power and authority to determine the titles to be used by employees who are not officers of the Corporation. Such titles may include, but shall not be limited to, titles such as "Vice President" and "Assistant Vice President" (with or without additional descriptive terms in each case). The employees using such titles shall not be considered officers of the Corporation for any purpose, notwithstanding the fact that there may be duly elected or appointed officers of the Corporation whose titles are similar to those of such employees. It is the intent of these Bylaws that the only persons who are and shall be considered officers of the Corporation are the persons elected or appointed as officers by the Board pursuant to Section 1 or Section 3 of this Article Seven.

                                ARTICLE EIGHT

                       SHARES AND TRANSFERS OF SHARES

        Section 1. Certificates Representing Shares. Certificates in such form as may be determined by the Board of Directors and as shall conform to the requirements of the statutes, the Articles of Incorporation and these Bylaws shall be delivered representing all shares to which shareholders are entitled. Such certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof that the Corporation is organized under the laws of Texas, the holder's name, the number and class of shares, and the par value of such shares or a statement that such shares are without par value. Each certificate shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of such officers may be facsimiles.

        Section 2. Lost Certificates. The Board of Directors, the Executive Committee, the President or such other officer or officers or any agent of the Corporation as the Board of Directors may from time to time designate, in its or his discretion, may direct a new certificate representing shares to be issued in place of any certificate theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors, the Executive Committee, the President or any such other officer or agent in its or his discretion and as a condition precedent to the issuance thereof may require the owner of s u c h lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it or he shall require and/or give the Corporation a bond in such form, in such sum, and with such surety or sureties as it or he may direct, as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

        Section 3. Transfers of Shares. Shares of the Corporation shall be transferable only on the books of the Corporation by the holder thereof in person or by his duly authorized attorney. If a certificate representing shares is presented to the Corporation or the transfer agent of the Corporation with a request to register transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to register the transfer, cancel the old certificate and issue a new certificate if:

             (a)  the certificate is duly endorsed;

             (b) reasonable assurance is given that those endorsements are genuine and effective;

             (c) the Corporation has no duty as to adverse claims or has discharged the duty;

             (d) any applicable law relating to the collection of taxes has been complied with; and

             (e) the transfer is in fact rightful or is to a bona fide purchaser.

        Section 4.  Registered Shareholders.

             (a) Unless otherwise provided in the Texas Business Corporation Act or other applicable law, (1) the Corporation may regard the person in whose name any shares issued by the Corporation are registered in the stock transfer books of the Corporation at any particular time as the owner of those shares at that time for purposes of voting or giving proxies with respect to those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent, exercising or waiving any preemptive right or entering into any agreements with respect to those shares, and (2) neither the Corporation nor any of its directors, officers, employees or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether that person does not possess a certificate for those shares.

             (b) When shares are registered in the stock transfer books of the Corporation in the names of two or more persons as joint owners with the right of survivorship, after the death of a joint owner and before the time that the Corporation receives actual written notice that a party or parties other than the surviving joint owner or owners claim an interest in the shares or any distributions thereon, the Corporation may record on its books and otherwise effect the transfer of those shares to any person, firm or corporation (including the surviving joint owner or owners individually) and pay any distributions made in respect of those shares, in each case as if the surviving joint owner or owners were the absolute owners of the shares.


                                ARTICLE NINE

                              INDEMNIFICATION

        Section 1. Indemnification of Directors. The Corporation shall indemnify a person who was, is, or is threatened to be made, a named defendant or respondent in a proceeding because the person is or was a director against any judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses actually incurred by the person in connection with the proceeding if it is determined, in the manner described below, that the person (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his official capacity as a director of the Corporation, that his conduct was in the Corporation's best interests, and in all other cases, that his conduct was at least not opposed to the Corporation's best interests and (c) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; provided that if the person is found liable to the Corporation or is found liable on the basis that personal benefit was improperly received by the person, the indemnification (i) shall be limited to reasonable expenses actually incurred by the person in connection with the proceeding and (ii) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Corporation.

             The determinations required above that the person has satisfied the prescribed conduct and belief standards must be made
   (1) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the proceeding, (2) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two (2) or more directors who at the time of the vote are not named defendants or respondents in the proceeding, (3) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in clause (1) or (2) of this sentence, or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (4) by the shareholders in a vote that excludes the shares held by directors who are named defendants or respondents in the proceeding. The determination as to reasonableness of expenses must be made in the same manner as the determination that the person has satisfied the prescribed conduct and belief standards, except that if the determination that the person has satisfied the prescribed conduct and belief standards is made by special legal counsel, the determination as to reasonableness of expenses must be made by the Board of Directors or a committee of the Board by vote as set forth in clause (1) or (2) of the immediately preceding sentence or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors.

             The   termination  of  a  proceeding  by  judgment,  order,
   settlement or conviction, or on a plea of nolo contendere or its equivalent is not of itself determinative that the person did not meet the requirements for indemnification set forth above. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

             Notwithstanding any other provision of these Bylaws, the Corporation shall pay or reimburse expenses incurred by a director in connection with his appearance as a witness or other participation in a proceeding at a time when he is not a named defendant or respondent in the proceeding.

        Section 2. Advancement of Expenses to Directors. Reasonable expenses incurred by a director who was, is, or is threatened to be made, a named defendant or respondent in a proceeding shall be paid or reimbursed by the Corporation, in advance of the final disposition of the proceeding and without any of the determinations specified in
   Section 1 of this Article, after the Corporation receives a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Section 1 of this Article and a written undertaking by or on behalf of such director to repay the amount paid or reimbursed if it is ultimately determined that he has not met that standard or if it is ultimately determined that indemnification of the director against expenses incurred by him in connection with that proceeding is prohibited by law. The written undertaking described in the immediately preceding sentence to repay the amount paid or reimbursed to the director by the Corporation must be an unlimited general obligation of the director but need not be secured and it may be accepted without reference to financial ability to make repayment.

        Section 3. Officers. The Corporation shall indemnify and advance expenses to an officer of the Corporation to the same extent that it is required to indemnify and advance expenses to directors under these Bylaws or by statute. In addition, the Corporation may indemnify and advance expenses to an officer of the Corporation to such further extent, consistent with law, as may be provided by the Articles of Incorporation, these Bylaws, general or specific action of the Board of Directors, or contract or as permitted or required by common law.

        Section  4.   Others.  The Corporation may indemnify and advance
   expenses  to  an  employee  or  agent  of the Corporation to the same extent that it is required to indemnify and advance expenses to directors under these Bylaws or by statute. The Corporation may indemnify and advance expenses to persons who are not or were not officers, employees or agents of the Corporation but who are or were serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation for profit subject to the provisions of the Texas Business Corporation Act, corporation for profit organized under laws other than the laws of Texas, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise to the same extent that it is required to indemnify and advance expenses to directors under this Article or by statute. The Corporation may indemnify and advance expenses to an employee, agent or other person serving at the request of the Corporation (as described above in this Section 4) who is not a director to such further extent, consistent with law, as may be provided by the Articles of Incorporation, these Bylaws, general or specific action of the Board of Directors, or contract or as permitted or required by common law.

        Section 5. Insurance and Other Arrangements. The Corporation may purchase and maintain insurance or establish and maintain another arrangement on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation for profit subject to the provisions of the Texas Business Corporation Act, corporation for p r o fit organized under laws other than the laws of Texas, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against or in respect of any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the Corporation would have the power to indemnify him against that liability under these Bylaws or by statute. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the Corporation.

             Without limiting the power of the Corporation to purchase, procure, establish or maintain any kind of insurance or other arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation, (1) create a trust fund; (2) establish any form of self-insurance; (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation; or (4) establish a letter of credit, guaranty or surety arrangement. The insurance or other arrangement may be purchased, procured, maintained or established within the Corporation or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Corporation. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to l i a b i lity, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

        Section 6. Report to Shareholders. Any indemnification of or advance of expenses to a director in accordance with this Article or the provisions of any statute shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the 12-month period immediately following the date of the indemnification or advance.

        Section 7. Entitlement. These indemnification provisions shall inure to each of the directors, officers, employees and agents of the Corporation, and other persons serving at the request of the Corporation (as provided in this Article), whether or not the claim asserted against him is based on matters that antedate the adoption of this Article, and in the event of his death shall extend to his legal representatives; but such rights shall not be exclusive of any other rights to which he may be entitled.

        Section 8.  Definitions.  For purposes of this Article:

             (a) The term "expenses" includes court costs and attorneys fees;

             (b) The term "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding;

             (c) The term "director" means any person who is or was a director of the Corporation and any person who, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation for profit subject to the provisions of the Texas Business Corporation Act, corporation for profit organized under laws other than the laws of Texas, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise;

             (d) The term "corporation" includes any domestic or foreign predecessor entity of the corporation in a merger, consolidation or other transaction in which the liabilities of the predecessor are transferred to the corporation by operation of law and in any other transaction in which the corporation assumes the liabilities of the predecessor but does not specifically exclude liabilities that are the subject matter of this Article;

             (e) The term "official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director, the elective or appointive office in the corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the corporation, but does not include service for any other corporation for profit subject to the provisions of the Texas Business Corporation Act or corporation for profit organized under laws other than the laws of Texas or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise; and

             (f) The Corporation is deemed to have requested a director to serve an employee benefit plan whenever the performance by him of his duties to the Corporation also imposes duties on or otherwise involves services by him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law are deemed fines. Action taken or omitted to be taken by a director with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan is deemed to be for a purpose which is not opposed to the best interests of the Corporation.

        Section 9. Severability. The provisions of this Article are intended to comply with Articles 2.02A(16) and 2.02-1 of the Texas Business Corporation Act. To the extent that any provision of this Article authorizes or requires indemnification or the advancement of expenses contrary to such statutes or the Articles of Incorporation, the Corporation's power to indemnify or advance expenses under such provision shall be limited to that permitted by such statutes and the Articles of Incorporation and any limitation required by such statutes or the Articles of Incorporation shall not affect the validity of any other provision of this Article.


                                ARTICLE TEN

                               MISCELLANEOUS

        Section 1. Distributions and Share Dividends. Distributions in the form of dividends and share dividends on the outstanding shares of the Corporation, subject to any restrictions in the Articles of Incorporation and to the limitations imposed by the statutes, may be declared by the Board of Directors at any regular or special meeting. Distributions in the form of dividends may be declared and paid in cash, in property, or in evidences of the Corporation's indebtedness, or in any combination thereof, and may be declared and paid in combination with share dividends. Distributions of cash or property (tangible or intangible) made or payable by the Corporation, whether in liquidation or from earnings, profits, assets or capital, including all distributions that were payable but not paid to the registered owner of the shares, his heirs, successors or assigns but that are now being held in suspense by the Corporation or that were paid or delivered by it into an escrow account or to a trustee or custodian, shall be payable by the Corporation, escrow agent, trustee or custodian to the person registered as owner of the shares in the Corporation's stock transfer books as of the record date determined for the distribution, his heirs, successors or assigns. The person in whose name the shares are or were registered in the stock transfer books of the Corporation as of the record date shall be deemed to be the owner of the shares registered in his name at that time.

        Section 2. Reserves. The Corporation may, by resolution of the Board of Directors, create a reserve or reserves out of its surplus or designate or allocate any part or all of its surplus in any manner for any proper purpose or purposes, and may increase, decrease or abolish any such reserve, designation or allocation in the same manner.

        Section 3. Signature of Negotiable Instruments. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officer, officers, agent or agents, and in such manner, as are permitted by these Bylaws and as from time to time may be prescribed by resolution (whether general or special) of the Board of Directors or the Executive Committee.

        Section 4. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

        Section 5. Seal. The seal of the Corporation shall be in such form as shall be adopted and approved from time to time by the Board of Directors. The seal may be used by causing it, or a facsimile thereof, to be impressed, affixed, imprinted or in any manner reproduced.

        Section 6. Loans and Guaranties. The Corporation may lend money to, guaranty obligations of and otherwise assist its directors, officers and employees if the Board of Directors determines that such a loan, guaranty or assistance reasonably may be expected to benefit, directly or indirectly, the Corporation.

        Section 7. Closing of Transfer Books and Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders, in which case the record date for such purpose shall be determined pursuant to the provisions of Article 2.26C of the Texas Business Corporation Act), the Board of Directors may provide that the stock transfer books of the Corporation shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.

             In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case not to be more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. The record date for determining shareholders entitled to call a special meeting is the date the first shareholder signs the notice of that meeting.

             When a determination of shareholders entitled to vote at any meeting has been made as provided in this Section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

        Section 8. Surety Bonds. Such officers and agents of the Corporation (if any) as the Board of Directors may direct from time to time shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Board of Directors may determine. The premiums on such bonds shall be paid by the Corporation, and the bonds so furnished shall be in the custody of the Secretary.

        Section 9. Gender. Words of any gender used in these Bylaws shall be construed to include each other gender, unless the context requires otherwise.


                               ARTICLE ELEVEN

                                 AMENDMENTS

        These Bylaws may be amended or repealed, or new bylaws may be adopted, exclusively by the affirmative vote of a majority of the directors present at any meeting of the Board of Directors at which a quorum is present or by unanimous written consent of the directors.



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